================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 7, 2008
                                                 -------------------------------


                              Spherix Incorporated
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   0-5576                   52-0849320
--------------------------------------------------------------------------------
     (State or other              (Commission             (I.R.S. Employer
       jurisdiction               File Number)           Identification No.)
    of incorporation)


 6430 Rockledge Drive, Suite 503, Bethesda, Maryland            20817
--------------------------------------------------------------------------------
      (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code 301-897-2540
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Section 3 - Securities and Trading Markets.
-------------------------------------------


Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

      On November 7, 2008, Spherix Incorporated (the "Company") received written notification from The NASDAQ Stock Market ("NASDAQ") advising the Company that NASDAQ has approved the Company's application to transfer the listing of its common stock from the NASDAQ Global Market to the NASDAQ Capital Market. The Company's common stock will begin to trade on the NASDAQ Capital Market at the opening of trading on November 11, 2008.

      The Company applied to transfer to the NASDAQ Capital Market to conform to the continued listing requirements of NASDAQ.

      The Company has issued a press release dated November 10, 2008, reporting the anticipated transfer to the NASDAQ Capital Market. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.     Description
-----------     -----------

99.1            Press Release issued by November 10, 2008.

SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Spherix Incorporated
                                       (Registrant)

                                       By:

                                           /s/ Claire L. Kruger
                                           -------------------------------------
                                           Claire L. Kruger
                                           CEO

                                           Date:  November 10, 2008